UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 25, 2025 (February 21, 2025)

Medalist Diversified REIT, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-38719	47-5201540
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

P.O. Box 8436

Richmond, VA, 23226

(Address of principal executive offices)

(804) 338-7708

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Name of each Exchange on Which Registered	Trading Symbol(s)
Common Stock, $0.01 par value	Nasdaq Capital Market	MDRR

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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	ITEM 2.01	Completion of Acquisition or Disposition of Assets.

On February 21, 2025, MDR Dan Tibbs Road, LLC (“MDR Dan Tibbs Road”), a wholly owned subsidiary of Medalist Diversified Holdings, LP, a Maryland limited partnership and the operating partnership (the “Operating Partnership”) of Medalist Diversified REIT, Inc. (the “Company”), closed on the acquisition of that certain tract of real property located at 376 Dan Tibbs Road NW, Huntsville, Madison County, Alabama 35806 containing a 7,500 square foot building occupied by United Rentals, Inc. (the “Dan Tibbs Road Property or the “United Rentals Property”), pursuant to that certain Contribution Agreement, dated as of December 14, 2024, by and between the Operating Partnership and Dionysus Investments, LLC, a California limited liability company (“Seller”), as assigned by that certain Assignment and Assumption of Contribution Agreement, dated as of February 21, 2025, by and between the Operating Partnership and MDR Dan Tibbs Road, and as amended by that certain First Amendment to Contribution Agreement (the “First Amendment to Contribution Agreement”), dated as of February 21, 2025, by and between Seller and MDR Dan Tibbs Road (as amended by the First Amendment to Contribution Agreement, the “Contribution Agreement”), for a purchase price of $3,145,000, exclusive of closing costs, paid in a combination of (i) 251,600 operating partnership units in the Operating Partnership (the “OP Units”), valued at approximately $12.50 per OP Unit; and (ii) $42,446 in cash on hand to cover Seller’s transaction costs (such as prorated rent, commissions, title/escrow fees, transfer taxes, legals fees, etc.).  The Purchase Price was determined based on the appraised value of the United Rentals Property, as determined by an independent appraiser hired by the Company, and the number of OP Units issued as part of the purchase price was determined by dividing $3,145,000 by $12.50, which represents the closing price of the Company’s common stock on the Nasdaq Capital Market on December 13, 2024. Also on February 21, 2025, pursuant to that certain Assignment of Right to Issuance of Operating Partnership Units, dated as of January 24, 2025, by and between Seller and BET Trust Dated March 11, 1999 (“BET Trust”), Seller assigned all of its rights, title and interest to the OP Units to BET Trust.

Pursuant to the Agreement of Limited Partnership of the Operating Partnership, as amended, the OP Units are redeemable for cash or, at the Operating Partnership’s option, shares of the Company’s common stock on a one-for-one basis; however, pursuant to the Contribution Agreement, BET Trust may not redeem the OP Units for shares of the Company’s common stock unless such redemption is approved by a majority of the votes cast on the matter at a meeting of the stockholders of the Company or by written consent of the stockholders of the Company in lieu of a special meeting to the extent permitted by applicable state and federal law.  The manager of Seller is Fort Ashford Funds, LLC, a California limited liability company whose manager is Frank Kavanaugh, the Company’s Chief Executive Officer and a member of the Company’s Board of Directors.  Mr. Kavanaugh is also a trustee of BET Trust.

The foregoing description of the First Amendment to Contribution Agreement is qualified in its entirety by reference to the First Amendment to Contribution Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 2.01.

Item 3.02	Unregistered Sales of Equity Securities.

The information disclosed under Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

The OP Units to be issued pursuant to the Contribution Agreement are being issued in a transaction exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on Section 4(a)(2) of the Securities Act.

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	ITEM 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Property Acquired

The following Statements of Revenues and Certain Expenses for the United Rentals Property are set forth in Exhibit 99.1, which is incorporated herein by reference.

Report of Independent Auditor.

Statements of Revenues and Certain Operating Expenses for the nine months ended September 30, 2024 and the year ended December 31, 2023.

Notes to Statements of Revenues and Certain Operating Expenses for the nine months ended September 30, 2024 and year ended December 31, 2023.

(b) Unaudited Pro Forma Financial Information

The following unaudited pro forma financial statements for the Company are set forth in Exhibit 99.2, which is incorporated herein by reference.

Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2024.

Notes to Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2024.

Unaudited Pro Forma Consolidated Statements of Operations for the nine months ended September 30, 2024.

Notes to Unaudited Pro Forma Consolidated Statements of Operations for the nine months ended September 30, 2024.

Unaudited Pro Forma Consolidated Statements of Operations for the year ended December 31, 2023.

Notes to Unaudited Pro Forma Consolidated Statements of Operations for the year ended December 31, 2023.

(c) Not applicable.

(d) Exhibits

Exhibit No.	Description
10.1	First Amendment to Contribution Agreement, dated as of February 21, 2025, by and between Dionysus Investments, LLC and MDR Dan Tibbs Road, LLC
23.1	Consent of Cherry Bekaert LLP
99.1	Statements of Revenues and Certain Expenses for the United Rentals Property for the nine months ended September 30, 2024 and the year ended December 31, 2023
99.2	Unaudited Pro Forma Financial Information for the Company
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL Document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDALIST DIVERSIFIED REIT, INC.

Dated: February 25, 2025	By:	/s/ C. Brent Winn, Jr.
C. Brent Winn, Jr.
Chief Financial Officer